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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): JANUARY 8, 2003

                                 CONOCOPHILLIPS
             (Exact name of registrant as specified in its charter)

          DELAWARE                   000-49987                01-0562944
(State or other jurisdiction        (Commission            (I.R.S. Employer
     of incorporation)              File Number)          Identification No.)


                          600 NORTH DAIRY ASHFORD ROAD
                              HOUSTON, TEXAS 77079
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 293-1000





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ITEM 5.  OTHER EVENTS

         On January 8, 2003, ConocoPhillips announced certain information about market and operating conditions experienced by ConocoPhillips during the fourth quarter of 2002 and about its recognition of charges in the fourth quarter primarily related to the impairment of property, plant and equipment, goodwill and intangibles. The press release issued by ConocoPhillips is filed as Exhibit
99.1 to this Current Report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1    --  Press release issued by ConocoPhillips on January 8, 2003.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CONOCOPHILLIPS



                                  By:        /s/ John A. Carrig
                                      -----------------------------------------
                                      Name:  John A. Carrig
                                      Title: Executive Vice President, Finance,
                                             and Chief Financial Officer

Date: January 9, 2003





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                                  EXHIBIT INDEX

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
EXHIBIT
NO.           DESCRIPTION
-------       -----------
99.1     --   Press release issued by ConocoPhillips on January 8, 2003.